Exhibit 10.6

國防醫學院三軍總醫院

Tri-Service General Hospital, National Defense Medical Center

臨床試驗計畫協議書

CLINICAL TRIAL AGREEMENT

試驗計畫編號：	EFBPOLZ20141120
Protocol No.:	EFBPOLZ20141120

試驗計畫名稱：	一個第 I/IIa 期臨床試驗，針對高度惡性神經膠質瘤復發且合併 Temozolomide 治療的病患，給予 Cerebraca wafer 後決定其最大耐受劑量並評估其安全性與有效性。
Protocol Title:	A Phase I/IIa study to determine the maximum tolerated dose (MTD) and to evaluate the safety and efficacy profile of Cerebraca wafer plus adjuvant temozolomide (TMZ) in patients with recurrent high grade glioma.

試驗贊助商：長弘生物科技股份有限公司
Sponsor: Everfront Biotech Co., Ltd

試驗計畫委託公司：佳生科技顧問股份有限公司
Contract Research Organization (CRO): Protech Pharmaservices Corporation(PPC)

Everfront Biotech Co., Ltd. Cerebraca wafer (Protocol No.: EFBPOLZ20141120) Investigator: Hsin-I Ma 05 September 2017 Page 1 of 23

臨 床 試 驗 計 畫 協 議 書

CLINICAL TRIAL AGREEMENT

立協議書人長弘生物科技股份有限公司(以下簡稱甲方)、國防醫學院三軍總醫院以下簡稱乙方），緣甲方委託乙方從事 EFBPOLZ20141120 藥品臨床試驗計畫（以下簡稱本試驗），並由乙方指派馬辛一醫師（以下簡稱「試驗主持人」）進行本計畫，甲方另委託佳生科技顧問股份有限公司（以下簡稱丙方）擔任受託研究機構。三方特立本協議書，其約定如下：

WHEREAS, This Agreement is made and entered into by and between Everfront Biotech Co., Ltd. (hereinafter referred to as “Everfront”) and Tri-Service General Hospital, National Defense Medical Center (hereinafter referred to as “TSGH”). TSGH is retained by Everfront to execute the EFBPOLZ20141120 Drug Clinical Trial (hereinafter referred to as “the Study/Trial”) and Dr. Hsin-I Ma (hereinafter referred to as “the Principal Investigator”) is appointed by TSGH to conduct this Study. Everfront has also retained PPC. (hereinafter referred to as “Protech Pharmaservices Corporation”) as the contract research organization (“CRO”). NOW, THEREFORE, Everfront, TSGH, and Protech Pharmaservices Corporation, collectively referred to herein as “the parties”, hereby agree to the following terms and conditions:

立合約書人（甲方）：長弘生物科技股份有限公司

法定代理人：周姵妏 董事長

Party (Everfront):	Everfront Biotech Co., Ltd.
Legal Representative:	Chairman of the Board

立合約書人（乙方）：國防醫學院三軍總醫院

法定代理人：林石化 院長

Party (TSGH):	Tri-Service General Hospital, National Defense Medical Center
Legal Representative:	Superintendent

試驗主持人：馬辛一 醫師

Principal Investigator (PI):	Dr. Hsin-I Ma, Tri-Service General Hospital

立合約書人（丙方）：佳生科技顧問股份有限公司	法定代理人：陳恒恕 董事長

Party (PPC):	Protech Pharmaservices Corporation
Legal Representative:	Janson Chen Chairman of the Board

Everfront Biotech Co., Ltd. Cerebraca wafer (Protocol No.: EFBPOLZ20141120) Investigator: Hsin-I Ma 05 September 2017 Page 2 of 23

計畫名稱：	一個第 I/IIa 期臨床試驗， 針對高度惡性神經膠質瘤復發且合併 Temozolomide 治療的病患，給予 Cerebraca wafer 後決定其最大耐受劑量並評估其安全性與有效性。

Protocol Title:	A Phase I/IIa study to determine the maximum tolerated dose (MTD) and to evaluate the safety and efficacy profile of Cerebraca wafer plus adjuvant temozolomide (TMZ) in patients with recurrent high grade glioma.

第一條、聲明		Article 1 Preamble

第一項、	本試驗之內容及執行進度，詳 見本合約書附件 I「試驗計畫書」 （得於乙方人體試驗委員會同意後更新）。	1.1	The content and implementation schedule of this Protocol are specified in the Appendix I of this Agreement (update is permitted after an approval is granted by the TSGH Institutional Review Board (IRB)).

第二項、	甲、乙、丙三方簽訂本協議書 前，本試驗應先取得乙方人體試 驗委員會通過及中央衛生主管機 關之核准。試驗主持人在未取得前 項核准前，不得對任何人進行 任何本計畫中之人體試驗。	1.2	Before signing this Agreement by TSGH, Everfront, and PPC, this Protocol shall obtain an approval from TSGH -IRB and from Taiwan Food and Drug Administration. The Principal Investigator shall not conduct any human trials of the Study on any subject before an approval is granted.

第三項、	試驗主持人應依照「試驗計畫 書」所載之內容以及本臨床試驗 計畫協議書執行本計畫。如需變更試 驗內容或進度，應事先獲得 甲方之同意，並應取得乙方人體試 驗委員會核准，如經行政院衛 生福利部列管之案件須經中央衛 生主管機關之核准。	1.3	The Principal Investigator shall conduct this Study in accordance with the content specified in this Protocol and with this Agreement. Changes of the Study content or schedule shall be made only after an approval is granted from TSGH- IRB; moreover, an approval shall also be obtained from Taiwan Food and Drug Administration if the Protocol is under the supervision of Department of Health, Executive Yuan.

第四項、	如需變更本試驗執行內容，應 先獲得乙方人體試驗委員會以 及中央衛生主管機關核准。	1.4	Any modifications to the Protocol shall retrieve the approval from TSGH-IRB and an approval from Taiwan Food and Drug Administration.

第五項、	甲、乙、丙三方應遵循「藥品 優良臨床試驗準則」及相關法 令規範執行本試驗；進行本試 驗時，應接受乙方人體試驗委 員會及中央衛生主管機關之監督。	1.5	Everfront, TSGH and PPC shall comply with the provisions of Guidance on Good Clinical Practice and relevant laws/regulations when implementing this Study and shall be supervised by TSGH- IRB and Taiwan Food and Drug Administration during the course of the Study.

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第六項、	甲方委託丙方於乙方(試驗地 點)執行臨床試驗監測相關事宜 及甲丙方於中華民國(以下同) 107 年 03 月 22 日簽署「臨床 試驗委託合約書」之委託事項 內容執行；丙方於試驗期間， 將定期至乙方(試驗地點)進 行臨床試驗監測相關事宜，含病歷調閱、 試驗相關文件核對、試驗藥物清點等委託事項。 甲方於試驗期間亦將不定期至 乙方進行上述相關臨床試驗事宜之 稽核以確保臨床試驗之品 質，乙方不得拒絕，但甲方行 為不得影響乙方之正常作業。	1.6	Everfront has retained PPC (hereinafter referred to as “PPC”) to conduct the clinical trial and relevant monitoring at TSGH (the Study Site), and Everfront and PPC had signed the “Clinical Trial Agreement” on 22/MAR/2017 for implementation of the contracted tasks. During the course of the Study, PPC shall monitor the conduct of the Study at TSGH(the “Study Site”), which includes, but is not limited to, reviewing medical records, verifying study-related documents and counting the quantity of Study Drug. Everfront also may perform unscheduled audits at TSGH during the course of the Study to assure the quality of this Study and TSGH shall not object to such audits provided that the activities performed by Everfront which do not affect normal operation of TSGH.

第七項、	試驗主持人執行本計畫，應遵 守相關之法令及規範，在施行 人體試驗之前， 須依相關規定 取得受試者自願簽妥之「受試 者同意書」，其格式與內容見本 合約書附件 II（得於乙方人體 試驗委員會同意後更新）。	1.7	The Principal Investigator shall conduct this Study in accordance with relevant laws and regulations and obtain the voluntarily signed informed consent forms (ICFs) from the subjects in comply with relevant regulations prior to implementation of this Study. The format and content of the ICFs are as specified in the Appendix II of this Agreement (update is permitted after an approval is granted by the TSGH-IRB.)

第八項、	本合約期間，若乙方人體試驗 委員會、衛生福利部食品藥物 管理署或其他主管機關要求查核 或已開始查核研究單位或試 驗記錄，乙方試驗主持人應 立即以電話或傳真通知丙方及 甲方，並於法律許可範圍內， 提供查核之相關資料、通信、 聲明、表單、記錄等複本，惟 應遵守醫療保密、個人資料、 個別病人醫療資料保護之相關 法律。	1.8

TSGH and/or the Principal Investigator shall notify PPC and Everfront immediately by telephone or facsimile if the TSGH-IRB, Taiwan Food and Drug Administration or any other regulatory authority requests permission to or does inspect the Study Site or research records during the term of this Agreement and will, to the extent allowed by law, provide in writing to Everfront and PPC copies of all materials, correspondence, statements, forms, and records which TSGH and/or Principal Investigator receives, obtains or generate pursuant to any such inspection, subject to applicable rules regarding the protection of medical secrecy, personal data and medical data of individually designated patients.

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第九項、	乙方及試驗主持人特此聲明， 不論乙方或試驗團隊成員皆無下列情事： (1) 接受主管機關停權調查；(2) 已遭停權； (3)預定舉行資格註銷聽證會； (4)遭主管機關以其他方式註銷資格。如發生前述情事， 乙方 /試驗主持人應立即通知丙方及甲方。	1.9	TSGH and Principal Investigator hereby represent that neither TSGH nor any member of the Study team (1) is under investigation by the regulatory authorities for debarment action or (2) is presently debarred or (3) has a disqualification hearing pending or (4) has otherwise been disqualified by the regulatory authorities. In the event any of the foregoing occurs, TSGH and/or Principal Investigator will immediately notify PPC and Everfront.

第二條、主持人手冊及相關資料之提供		Article 2 Investigator’s Brochure and Disclosure of Relevant Information

第一項、	甲方應於本計畫開始前，提供 試驗主持人關於本試驗之主持 人手冊或相關之試驗藥品性質 資料，以說明試驗藥品之已知特性。	2.1	Everfront shall provide the Principal Investigator with the Investigator’s brochure or related information on the Study Drug to explain the known characteristics of the Drug prior to implementation of the Study.

第二項、	試驗主持人應於計畫開始執行 前，詳細研讀試驗計畫書與主 持人手冊之內容。	2.2	The Principal Investigator shall carefully read the Study Protocol and the Investigator’s brochure prior to carrying out the Study.

第三項、	試驗執行期間，甲方一旦發現 與試驗項目有關之重要資訊 時， 應立即更新主持人手冊， 並以書面告知乙方與試驗主持人。	2.3	Everfront shall update the Investigator’s brochure immediately and inform TSGH and the Principal Investigator in writing upon discovery of important information on the Study items during this trial.

第四項、	試驗執行期間，甲方自其他試驗機構所獲 得與本計畫內容相關之試驗數據與資料， 應提供予試驗主持人。	2.4	Everfront shall provide the relevant study data and information which are related to this Study obtained from other research institutes to the Principal Investigator during this study.

第三條、研究成果資料交付		Article 3 Transfer of Research Data

第一項、	甲方或丙方應於本計畫開始 前，提供本試驗之研究資料收 集工具與相關格式化文件予試 驗主持人。	3.1	Everfront or PPC shall provide the Principal Investigator with the data collection tools and related formatted documents of this Study prior to implementation of this Study.

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第二項、	試驗主持人應遵循「藥品優良 臨床試驗準則」及相關法令規 範收集試驗計畫書所闡明應收 集之研究資料。		3.2	The Principal Investigator shall follow the provisions of Guidance on Good Clinical Practice and relevant laws/regulations for collection of the research data specified in the Protocol.

第三項、	試驗主持人應於甲、乙、丙三 方所同意之時程內，交付所收集之研究資料。 試驗主持人應盡力確保研究資料真實、 完整及精確無誤。		3.3	The Principal Investigator shall transfer the research data according to the schedule agreed by Everfront, TSGH and PPC. The Principal Investigator shall ensure the authenticity, completeness and accuracy of the research data.

第四條、執行期間			Article 4 Effective Period of the Agreement

第一項、	本合約自各方當事人 最後簽名之日起生效，效期持續至合約 完成為止 (合約義務包括丙方 應收到所有受試者資料， 以及甲方規定格式之相關疑義回 覆) ， 或依第 11 條 (效期)規定終止為止。		4.1	This Agreement shall become effective as of the last date of signing by all Parties and shall continue until completion of the Study, including receipt by PPC of all Study Subject data and any corresponding queries in a form acceptable to Everfront or until termination pursuant to Article 11 (Termination of the Agreement).

	第二項、甲方如需變更本試驗執行期 間，應先獲得乙方同意及其人體試驗委員會通過。		4.2	Everfront shall obtain an approval from TSGH and TSGH-IRB prior to modification of the study period during the course of the Study, if necessary.

第五條、保密義務			Article 5 Confidentiality

第一項、	乙方、試驗主持人、 丙方應對本協議書內容(含附件)及執行本 試驗所得之相關數據及文件和試驗 藥物(機密資訊)以及第十條第一 項中所指試驗過程中所取得的各項方法、 資料、結論等一切智慧財產 權加以保密。未經甲方同意之前， 不得向第三者揭露。 但有下列情況之一者，不在此限：		5.1	Each of TSGH and the Principal Investigator and PPC shall not disclose the content of this Agreement (including the appendixes) and the data, results and documents of this Study and Study Drug (“Confidential Information”) and all the methods、data、results and all intellectual property rights generated during this study under article 10 to any third party. Disclosure of Confidential Information to a third party is prohibited before obtaining an approval from Everfront. However, following conditions are excluded:

	1.	屬於公眾所知悉之知識。		1.	public knowledge.

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	2.	試驗主持人、乙方可證明於 甲方揭露前，試驗主持人、 乙方已持有或知悉之資訊。		2.	The information that the Principal Investigator and TSGH obtained, with a proof, prior to disclosure by Everfront.

	3.	非因試驗主持人或乙方違反 本合約，而成為公共領域或 公開可得之資訊。		3.	Knowledge which becomes public knowledge or enters the public domain without breach of this Agreement attributable to the Principal Investigator or TSGH.

	4.	試驗主持人、乙方由無保密 義務之第三方合法取得之資訊。		4.	The information legally acquired by the Principal Investigator and TSGH from a third party not subject to confidentiality.

	5.	試驗主持人、乙方受法院之 裁判或行政機關之命令強 制公開之資訊。惟揭露內容僅 限依法要求之範圍，且機密 資訊仍應保密，不得進一步 揭露。如接獲揭露要求，乙 方或試驗主持人於揭露前 應立即通知丙方及甲方，並儘 可能配合尋求保密措施或保護令。		5.	The information disclosed by the Principal Investigator and TSGH in accordance with the court order or by mandatory order of the governmental administrative agency, provided that the disclosure is limited to the extent required and Confidential Information will further not be released from its confidential status. Upon request of such disclosure and prior to any such disclosure, TSGH or the Principal Investigator will immediately notify PPC and Everfront of such request and shall reasonably cooperate to seek confidential treatment or a protective order.

第二項、	甲、乙、丙及試驗主持人均同 意並承諾所有因本計畫而知悉 或持有之機密資訊應僅使用於本 合約所定之合法用途，且該 等機密資訊亦應僅能透露給有 需要知道之人士，同時應要求 此等人士同樣將該等機密資訊 視為機密並應合理且適當保密之。		5.2	The parties agree and promise to use the Confidential Information acquired under this Study for uses specified in this Agreement only and such Confidential Information shall only be revealed to necessary staffs and the confidentiality requirements shall be extended to such staffs as well.

第三項、	甲、乙、丙及試驗主持人均同 意並承諾，在本合約期間及本 合約期滿、終止或解除後，除 合約另有規定或為履行本合約外 不得向他人揭露或交付因 三方合作關係而取得之機密資 訊，惟適用第 5.1.5 條規定而 依法揭露或移交之資訊，不在此限。		5.3	The parties agree and promise not to disclose and hand over the Confidential Information to any third party during the contract period and after expiration, termination, or dismissal of the Agreement, unless otherwise specified by the Agreement; however, disclosure or hand over such information in compliance with the laws and regulations is excluded subject to 5.1.5 above.

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第四項、	甲、乙、丙及試驗主持人均承 諾於本合約期間及本合約期 滿、終止或解除後，除依法律 規定或有權機關要求外，絕不 洩露本計畫所有收錄病人之姓 名及病歷號碼等與病人真實身 份及病情相關之資料。採檢受 試者檢體的項目，於使用前需 由乙方人體試驗委員會審核通 過，並告知檢體提供者以徵得 同意使用。此外，若無特別約 定，在當初特定目的使用完 後，剩餘檢體應依照中央實驗 室之標準流程予以銷毀。檢體 提供者拒絕檢體之採集或使 用，應不影響其醫療或個人之 權益。	5.4	The parties promise to keep the names, medical record numbers, identity and disease information of patients enrolled in the clinical trial confidential, during the course of this Agreement and after expiration, termination, or dismissal of this Agreement, unless otherwise specified by laws or requested by the court or other competent authorities. Prior to use of the specimen collected from the subjects, an approval from IRB shall be obtained and the informed consent from the subjects shall be obtained. In addition, unless otherwise specified, all leftover samples shall be destroyed according to Central Laboratory Standard Operation Procedure. Rejection of collection or use of specimen shall not affect medical or personal benefits of the subjects.

第五項、	未經對方之書面許可下，任何 一方均不可使用對方之名稱來做宣傳或廣告。	5.5	Neither party will use the name of the other party or any of its employees for promotional or advertising purposes without written permission from the other party.

第六條、藥品、器材及其他物品之使用 與返還		Article 6 Use and Return of the Study Drug, Instruments, and Other Materials

第一項、	關於本計畫之執行， 甲方應提供乙方試驗所需之試驗藥品、 研究器材及其他相關財物。 該藥品、器材及其他相關財物， 乙方僅得供本計畫之目的而使用， 不得轉作其他用途。	6.1	Regarding implementation of this Study, Everfront shall provide TSGH with necessary Study Drug, research instruments and other relevant materials and items. Said Study Drug, research instruments and other relevant materials and items shall only be used for the purpose of this Study and shall not be used for any other applications.

第二項、	甲方所提供之試驗藥品及其製 造、包裝過程，應符合優良藥品製造標準及相關法規。	6.2	The Study Drug and its manufacturing and packaging process provided by Everfront shall meet the requirements of the Guidance for Good Manufacturing Practice (GMP) and relevant regulations.

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第三項、	甲方所提供之試驗藥品，其試 驗藥品管理及分發作業應由試驗主持 人授權於乙方藥師執 行， 並符合「藥品優良臨床試驗準則」之規範。	6.3	The study drug will be managed and dispensed by TSGH pharmacists authorized by Principal Investigator. and accordance with GCP guideline

	第四項、本計畫終止後， 前項剩餘之 物，除另有約定外， 乙方應歸還甲方。	6.4	After termination of this Study, TSGH shall return leftover of the abovementioned items to Everfront, unless otherwise specified.

第七條、費用及付項		Article 7 Fees and Payments

第一項、	本試驗經費，由甲方負責提供 執行試驗相關所需試驗費用予乙方， 各項經費之明細及支付方式如附件 III『經費預算 表』，該金額與乙方所編列之經費預算表應為一致， 如有衝突時，則以附件 III 各方約定的經費預算表為准。 試驗如有未使用經費，應於計畫結案、 終止/中止日後六(6)個月內結 清，未結清之費用，將依乙方臨床試驗管理辦法處理， 各項下經費得依試驗主持人視臨床試驗之需要留用。	7.1	Everfront agrees to provide funding for implementation of this Study and relevant budgets as well as payment methods are shown in Appendix III “Clinical Trial Budget Summary”. Said amount must be consistent with that of the budget proposed by TSGH. In the event of discrepancies, the budgeted amount listed in Appendix III shall prevail. Unused remainders of the trial budget must be settled within six months of the date of project termination/suspension. Remaining unsettled funds may be retained by the Principal Investigator depending on clinical trial requirement shall be which processed in accordance with TSGH clinical trial administrative regulations.

第二項、	因本試驗計畫書之要求，乙方 提供予參加試驗之受試者所做相關之各項住院、 門診診察、掛號及檢查服務等費用， 均由甲方編列預算支付。	7.2	All relevant services such as hospital admission fees and charges, outpatient visits, registration fees and examination fees provided by TSGH due to the requirements of this Protocol shall be paid by Everfront as specified in the budget summary.

第八條、賠償及補償		Article 8 Damages and Indemnity

第一項、	受試者因參與本臨床試驗使用之藥品， 發生非預期之不良反應導致死亡或傷害時， 如乙方或試驗主持人或相關臨床試驗人員， 於執行本臨床試驗時已遵循試驗計畫書之步驟， 其損害及損失由甲方負責賠償或補 償責任，但丙方為甲方授權作為此臨床試驗在台灣當地的代表， 故由丙方代為執行，若乙方或試驗主持人或相關臨床試驗 人員因前述事項被追訴而生之損害賠償及損失補償， 其賠償額、補償額及因訴訟程序所負擔之相關合理衍生費用， 由甲方負擔，惟前述情事之發生係 依因可歸責於丙方之故意或過失行為且 未受甲方許可而所造成者，悉由丙方負擔	8.1	PPC is authorized to act for and on behalf of Everfront, to assist in the conduct of Clinical Study in Taiwan. Followed with protocol procedures, per any deaths or injuries occurred to subjects due to Suspected Unexpected Serious Adverse Reaction during clinical trial period, Everfront shall bear the responsibility for the regulated compensation as well as the reasonable cost TSGH or the Principal Investigator is charged due to the aforementioned matter, PPC shall acts as the local representative for handling relevant issues.

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第二項、	除前項約定外， 本合約各當事人於此同意， 丙方不提供乙方或試驗主持人任何種類之損害賠償。	8.2	Except to Article 8.1, the Parties hereto acknowledge that PPC does not provide indemnification of any kind to TSGH or the Principal Investigator.

第九條、安全監測之通報		Article 9: Safety Monitoring Reporting

第一項	本試驗將執行臨床試驗之安全監測， 任一方一旦發現對受試者有安全 疑慮及影響臨床試驗之執行時， 會立即通報甲方、丙方、 乙方人體試驗委員會及中央衛生主管機關。	9.1	Safety monitoring will be conducted for the Study and upon identification of possible safety risks to the subjects or situations affecting the implementation of the clinical trial, such events will be reported to Everfront, PPC, TSGH-IRB and Taiwan Food and Drug Administration immediately.

第二項、	本計畫執行期間， 如受試者發生嚴重不良反應， 試驗主持人應依規定以及計畫書通報乙方 人體試驗委員會及甲、 丙方。甲、 丙方應提供他院執行過程中所通報之 嚴重不良反應資料予試驗主持人， 以供試驗主持人參考， 並依相關規定進行通報。	9.2	During the course of the Study, shall the subject have serious adverse reaction, the Principal Investigator shall report to TSGH-IRB, Everfront and PPC in compliance with the Protocol and the regulations. Everfront and PPC shall provide information reported by other hospitals regarding serious adverse reaction to the Principal Investigator in order to provide a reference for the Principal Investigator and report these events in accordance with relevant regulations.

第三項、	臨床試驗之安全監測會提供安全 監測報告給試驗主持人及乙方 人體試驗委員會。	9.3	Safety monitoring of clinical trial will provide safety monitoring report to the Principal Investigator and TSGH-IRB.

第四項、	於臨床試驗結束後，一旦發現非 預期且直接影響受試者安全之 疑慮之情事，甲、丙方將於二(2) 週內以書面通知試驗主持人及 乙方人體試驗委員會，以利決定是否通知受試者。	9.4	After completion of the clinical trial, should any unexpected event which may directly affect the safety of the subjects occur, Everfront and PPC will notify the Principal Investigator and TSGH-IRB in writing within two weeks so as to help making the decision of whether to notify the subjects of this matter.

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第十條、	試驗資料、成果之歸屬	Article 10 Ownership of the Study Data and Results

第一項、	執行本試驗所產生之數據、結 果及文件 (「試驗資料」)，以 乙方/試驗主持人及其團隊因 行本試驗相關工作所構思、 體實施、產生或開發之一切 明、發現、創新、建議、構想、 信、報告及其他智慧財 權 (以下合稱「發明」)，均 甲方之專屬財產。甲方在全 範圍內擁有發明的申請權、轉讓權、 可使用權等，且乙 及試驗主持人需配合辦理相 行政程序。未經甲書面同 意，乙方及試驗主持人不得向 任何第三方 (包括與試驗無關 之乙方所屬人員)揭露該等 資訊；試驗資料及發明構成本合 約所指機密資訊。乙方及試驗 主持人特此將試驗資料及發明 全部權利、所有權及利益，無 條件轉讓予甲方且不可撤銷。	10.1	The data, results and documents obtained by implementation of the Study (“Study Data”) and any and all inventions, or discoveries (whether patentable, copyrightable, or not), innovations, suggestions, ideas, communications, reports and other intellectual property rights (collectively “Inventions”), conceived, reduced to practice, made or developed by TSGH and/or the Principal Investigator and their team, as a result of and relating to the conduct of the Study are and shall be the sole and exclusive property of Everfront. Everfront owns the application right, transfer right and licensing right of inventions all over the world. TSGH and the Principal investigator will assist Everfront in relevant procedures upon request. TSGH and the Principal Investigator shall not disclose such information to any third party (including employees of TSGH who are irrelevant to the Study) before obtaining the written consent from Everfront; the Study Data and Invention constituting Confidential Information under this Agreement. TSGH and the Principal Investigator hereby irrevocably and for no additional consideration assign and will assign to Everfront all of their rights, title and interest in and to the Study Data and the Inventions.

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第二項、	乙方及試驗主持人知情並同 意，本試驗之研究結果須 與其他試驗主持人和甲方試驗主持 人共同發表，共同發表之後始 得個別發表或口頭發表。因 此，本項多機構合作試驗未完 成前，不得發表研究結果。於 前述限制下，乙方及試驗主持 人得發表執行本「臨床試驗」 所蒐集之結果，惟須遵循本第 10.2 條規定。乙方及試驗主持 人 在預定發表前，應儘早 (最 遲須於預定發表日前 30 天) 將發表之初稿、論文或口頭報 告內容提供予甲方，甲方得就 發表內容之結果及結論，提出 合理意見，乙方及試驗主持人 或協同主持人應將甲方意見併 入發表內容中。 若經甲方識別出其中可能含有 甲方的「機密資訊」者（如本 協議書第五條敘述），乙方或試 驗主持人或試驗協同主持人須將以刪除 甲方於上述論文初稿審查期間， 有權延緩論文發表， 自收到初稿日起不超過九 (9) 個月，以利採取行動保護其中專有 財產或刪除機密資 訊。凡依本條項說明的各種發 表中，須依一般學術模式，對 甲方人員提出感謝的聲明。在 任何文稿經發表後，甲方即可 無償任意使用、複製及分派該 文稿，並無須對乙方或試驗主 持人或試驗協同主 持人持有任 何義務。	10.2	TSGH and the Principal Investigator understand and agree that participation in the Study involves a commitment to publish the results of the Study in a cooperative publication with other investigators and key Everfront persons prior to publication or oral presentation on an individual basis. Therefore no publication shall be made before the completion of the multisite study. Subject to the foregoing, TSGH and the Principal Investigator may publish the results collected from implementation of the “clinical trial” solely subject to and in accordance with the terms and conditions of this Section 10.2.TSGH and the Principal Investigator shall submit a copy of the manuscript, publication or oral presentation to Everfront as early as possible in advance of the scheduled publication date (in all cases at least 30 days in advance of any scheduled publication or presentation date) Everfront may provide reasonable comments to TSGH or the Principal Investigator or Co-Investigator based on the results and conclusion of the publication, which shall be included. Should Everfront identify “confidential information” specified by Everfront (as described in the Article V of this Agreement), TSGH or the Principal Investigator or Co-Investigator must delete such information from the content. During the period for review of a proposed publication referred to above, Everfront shall be entitled to delay any publication for a period of up to nine (9) months from the date of first submission to Everfront in order to enable Everfront to take steps to (a) protect its proprietary information and/or (b) delete any Confidential Information from the publication. In the publications prepared according to the descriptions of this Paragraph, besides key EVERFRONT ‘ persons as co-authors, Everfront shall be placed in the Acknowledge section as a general academic model. After publication of the manuscript, Everfront may use, replicate or distribute the manuscript freely without charge and shall not have any obligations to TSGH or the Principal Investigator or Co-Investigator.

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第三項、	提供並保存執行本試 之適當臨床資料與記錄，包括(但不限 於)試驗受試者識別、臨床觀 察、實驗室檢測及依試驗計畫 書之規定接收與處置試驗藥 物，並按 ICH-GCP 及/或適用的 國家或地方法令將與本試驗相 關文件歸檔	10.3	Provide and maintain appropriate clinical data and records for conduct of the Study, including, but not limited to Study Subject identification, clinical observations, laboratory tests, and receipt and disposition of the Study Drug as specified in the Protocol, and archive the Study related documents in accordance with ICH-GCP and/or applicable national and local laws and regulations

第四項、	甲、乙雙方另有約定者，從其 約定。	10.4	For matters which are mutually agreed otherwise by Everfront and TSGH, said agreement shall prevail.

第十一條、協議之終止		Article 11 Termination of the Agreement

第一項、	乙方或試驗主持人執行本試驗 計畫，因違反本協議書或本計 畫書之約定時，甲方得以書面 通知乙方或試驗主持人限期 善，如乙方或試驗主持人逾 仍未改善，甲方於乙方違反 議 事項屬重大者，得終止本協 議，並請求損害賠償（包括但 不限於合理律師費用）。	11.1	In the event that TSGH or Principal investigator violates any provision of this Agreement or requirements of the Protocol, Everfront may notify TSGH or Principal investigator in writing and request correction by a specified date. If TSGH or Principal investigator fails to resolve the breach before the deadline after receipt of the written notice and said violation is a serious breach, Everfront may terminate this Agreement, and Everfront shall request for indemnification, including but not limited to reasonable attorney’s fee

第二項、	甲方未依本計畫書約定如期支 付試驗經費，經乙方書面通知 限期支付，如甲方逾期仍未支 付，乙方得於三十(30)日之書 面通知後終止本協議 。	11.2

Should Everfront fail to make payment in accordance with the payment schedule specified in the Agreement and by the deadline specified by TSGH in writing after receipt of the notice from TSGH, TSGH may terminate this Agreement with a 30-day prior written notice.

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I第三項、	除前兩項之情形外，甲方在本 試驗執行期限內，以書面於三 十(30)日前通知乙方後，提 前終止本協議 。	11.3	For situations other than the aforementioned provisions, Everfront may terminate this Agreement before the termination date if a written notice is given to TSGH at least 30 days before the desired rescission date.

第四項、	前項終止如係基於不可歸責於 乙方之事由所致，甲方除已支 付之費用外，尚須按照已完成之進度比例計算，多退少補。	11.4	Should the termination described in the aforementioned paragraph due to an unforeseen situation which cannot be attributable to TSGH, Everfront shall pay the remaining balance on the account calculated according to the proportion of the completed progress, excluding payments already made.

第五項、	乙方於接獲甲方終止協議之通 知時，應停止招募受試者並停 止試驗計畫之執行。如有違 反，甲方對於因此而生之損害 不負賠償責任。	11.5

TSGH shall cease enrolling subjects and executing the Study upon receipt of the notice from Everfront to terminate the Agreement. If this provision is violated, Everfront is not responsible for any damages resulted from such violations.

第六項、	如乙方之試驗主持人於本協議 書存續期間內自乙方離職者， 乙方得另行指派 甲方可接受之 試驗主持人，或 甲方亦得終止 本合約,合約終止後甲方除已支 付之費用及合約中止前已發 之費用外，不再支付費用。	11.6	Should the Principal Investigator resign from TSGH during the effective period of this Agreement, TSGH may reappoint a replacement principal investigator acceptable to Everfront in its sole discretion, or Everfront may terminate the Agreement. Everfront will be no longer to pay the cost apart from the payment of the termination of the contract.

第七項、	第五條與第十條於本合約終止 或期滿後仍具效力。	11.7	Sections 5 and 10 shall survive any termination or expiration of this Agreement.

第十二條、不可抗力事件		Article 12 Force Majeure

第一項、	若有任何一方受到火災、旱 災、颱風、暴雨、地震、戰爭 及其他類此情況(於本合約書中 簡稱「不可抗力事件」)而使其 無法履行本合約者，應以適當 方式通知他方， 則該方免 於承擔全部之賠償責任；惟該方仍 應在合理限度內盡全力在不 抗力事件存續期間，繼續履行 或恢復履行其依本合約應負之義務。	12.1	Failure to perform any part of this Agreement due to unforeseeable forces such as fire, drought, typhoon, thunder storm, earthquake, war or other similar situations beyond control (referred to herein as a “force majeure event”) shall not be deemed a breach of this Agreement. In the event of force majeure events, the party in breach agrees to inform the other party in the dulymanner. However, the party in breach shall try within reasonable limits to continue or resume its duties during the period of such events.

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第十三條、合約轉讓		Article 13 Assignment

第一項、	除甲、乙、丙三方另有約定 外，甲、乙、丙三方依本協議 書所取之權利及所 負之義務均不得轉讓予他人。	13.1	Unless otherwise specified by the parties, the rights and obligations of this Agreement may not be assigned by TSGH to a third party.

第十四條、合約修改		Article 14 Amendments to the Agreement

第一項、	本協議書之修改或變更，應由 甲、乙、丙三方以書面方式為 之。	14.1	Modification or change of this Agreement must be made in writing by the parties.

第十五條、完整合意		Article 15 Entire Agreement

第一項、	本協議書及其附件均為本協 書之一部份。附件條項與本協議 書若有相抵觸部分，以本 協議書所載條項為準。	15.1	This Agreement and each appendix added to this Agreement constitute an integral part of this Agreement. Should the provisions of the appendixes contradict the Agreement, the Agreement shall prevail.

第二項、	任何於本協議書生效前經協議 而未記載於本協議書之本文或 其附件事 項 者，對本協議書参 方均無拘束力。	15.2	Any matters covered under the subject matter of this Agreement that have been agreed upon before this Agreement took effect but have not been rendered in writing into the main body of or attachments to this Agreement shall not be considered legally binding to any of the three parties to this Agreement.

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第十六條、財務揭露		Article 16 Financial Disclosure.

第一項、	對於直接參與治療或評估試驗受試者的各明列 或可識別之試驗主 持人或協同主持人(例如表 1572 或任何類似外部、設備相關表格、 清單所明列之各試驗主持人或 協同主持人)而言，乙方及試驗主 持人於此同意，其已隨附一份臨 床試驗主持人表格(作為附件 IV 隨附於本合約)之財務揭露副本， 或應立即將之寄送予丙方，該臨 床試驗主持人表格已由相關試驗 主持人或協同主持人完全填妥並 簽署。依本合約提供之款項於丙方 收到各相關試驗主持人及協同 主持人已填妥並已簽署的表格後， 始予以給付。乙方及試驗主持 人應確保所有相關表格在本合約 期限內，於必要時立即更新以保 持其準確性及完整性。乙方及試 驗主持人應協助丙方與甲方取得 各相關試驗主持人及協同主持人 已填妥並簽署之試驗後(post- study)表格；並應協助取得任何 資訊及簽署任何必要文件，以全 面遵守依美國聯邦法規彙編第 21 款第 54 部分或任何其他法規 要求提供試驗後財務揭露。乙方 及試驗主持人認知並同意，填妥 之表格可能受政府或監管機構審 查。	16.1	TSGH and the Principal Investigator hereby agree that, for each listed or identified investigator or subinvestigator who is directly involved in the treatment or evaluation of the Study Subjects (e.g., each investigator or subinvestigator listed on the Form 1572 or any analogous foreign or device-related form or list), they have attached hereto, or shall promptly send to PPC, a copy of the Financial Disclosure by Clinical Investigators Form (attached hereto as a part of Appendix IV) that has been fully completed and signed by such investigator or subinvestigator. No payments will be provided pursuant to this Agreement until PPC receives a completed, signed form for each such investigator and subinvestigator. TSGH and the Principal Investigator shall ensure that all such forms are promptly updated as needed to maintain their accuracy and completeness during the Effective Period of the Agreement. TSGH and the Principal Investigator shall assist PPC and Everfront in obtaining completed, signed post-study forms for each such investigator and subinvestigator, and shall assist in obtaining any information and executing any documents necessary to fully comply with the requirement to provide post- study financial disclosures under 21 CFR Part 54, or any rules or regulations thereunder. TSGH and the Principal Investigator acknowledge and agree that the completed forms may be subject to review by governmental or regulatory agencies.

第十七條、準據法及管轄法院		Article 17 Governing Law and Jurisdiction

第一項、	本協議文字以中文為依據，如 與英文內容有歧異時，三方同 意以中文為準。本協議書 未盡訂明之事項，得依第十四條之 規定為協議書條文之增刪修 改。如因執行本協議書之規範 事項引起爭議而致涉訟者， 協議書之解釋及規範將以中華民 國法律為準，並以臺灣臺北地 方法院為第一審管轄法院。	17.1

This Agreement has been drafted in Chinese and English , and the Parties agree that in case of any discrepancy between the English translation and the Chinese, the Chinese shall prevail .Any matters specifically stipulated in this Agreement may be supplemented, removed or revised in accordance with Article 14 of this Agreement. In the event of any controversy or claim arising out of or relating to any provision to this Agreement, shall be settle by the competent court in Taiwan Taipei, in accordance with the laws and regulations of the Republic of China, Taiwan.

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本協議書壹式肆份，由甲、乙、丙三方及本試驗主持人各執壹份存照為憑。

This Agreement is executed in four (4) counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. The parties and the Principal Investigator shall each keep one original for their records.

本協議書當事人叄方及試驗主持人均已詳閱本協議書，了解並同意上開全部條項後簽署於下：

By signing below, the parties declare that they have carefully read this Agreement in its entirety and understand and agree to all provisions herein:

立協議書人
PARTIES TO THE AGREEMENT:

日期:: 2018. 03. 28
甲方：	長弘生物科技股份有限公司
代 表 人：	周姵妏
地 址：	新北市汐止區康寧街169巷31號11F

日期: :
乙 方：	國防醫學院三軍總醫 院
院 長：	院長 陸軍少將 蔡建松
地址：	台北市內湖區成功路二段 325 號

日期: : APR 27 2018
試驗主持人：	馬辛一 醫師
地址：	台北市內湖區成功路二段 325 號

日期 : Mar-26-2018
丙方：	佳生科技顧問股份有
代 表 人：	限公司陳恒恕 董事長
地址：	11503 台北市南港區園區街 3 號 F 棟 11
樓統一編號：	97325784

中 華 民 國 107 年 4 月 27 日 (最後一方用印日期)

Everfront Biotech Co., Ltd. Cerebraca wafer (Protocol No.: EFBPOLZ20141120) Investigator: Hsin-I Ma 05 September 2017 Page 17 of 23

APPENDIX I to CLINICAL TRIAL AGREEMENT

臨床試驗合約附件 I

PROTOCOL FOR THIS STUDY

試驗計畫書

A Phase I/IIa study to determine the maximum tolerated dose (MTD) and to evaluate the safety and efficacy profile of Cerebraca wafer plus adjuvant temozolomide (TMZ) in patients with recurrent high grade glioma

一個第I/IIa期臨床試驗，針對高度惡性神經膠質瘤復發且合併Temozolomide治療的病

患，給予Cerebraca wafer後決定其最大耐受劑量並評估其安全性與有效性

(Previously provided to Investigator)

(已提供予試驗主持人)

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APPENDIX II to CLINICAL TRIAL AGREEMENT

臨床試驗合約附件 II

INFORMED CONSENT FORM FOR THIS STUDY

受試者同意書

A Phase I/IIa study to determine the maximum tolerated dose (MTD) and to evaluate the safety and efficacy profile of Cerebraca wafer plus adjuvant temozolomide (TMZ) in patients with recurrent high grade glioma

一個第I/IIa期臨床試驗，針對高度惡性神經膠質瘤復發且合併Temozolomide治療的病

患，給予Cerebraca wafer後決定其最大耐受劑量並評估其安全性與有效性

(Previously provided to Investigator) (已提供予試驗主持人)

Everfront Biotech Co., Ltd. Cerebraca wafer (Protocol No.: EFBPOLZ20141120) Investigator: Hsin-I Ma 05 September 2017 Page 19 of 23

APPENDIX III to CLINICAL TRIAL AGREEMENT	臨床試驗合約附件III
(PROTOCOL NO.: EFBPOLZ20141120)	(試驗計畫書編號： EFBPOLZ20141120)
PAYMENT SCHEDULE	付款時程

委託國防醫學院三軍總醫院實施臨床試驗之經費明細表

試驗名稱：	一個第I/IIa期臨床試驗，針對高度惡性神經膠質瘤復發且合併Temozolomide治療的病患，給予Cerebraca wafer後 決定其最大耐受劑量並評估其安全性與有效性

試驗編號：	EFBPOLZ20141120	IRB編號：	2-105-01-004

試驗主持人：	馬辛一 醫師	委託廠商：	長弘生物科技股份有限公司
		委商CRO：	佳生科技顧問股份有限公司

#本經費表以收案18位受試者及2位sreening failur人計。(預計於本院收案數)

＃繳款方式：	□分1期繳費( 註1)：

■ 分多期繳費-	第1期繳交金額( 註2)：	NTD30,000+NTD20,000+NTD40,000=NTD90,000

	P2~Pn期：	原則每季一次或試驗執行進度。依實際執行實支實付 。

執行地點	臨床試驗中心	←請於左欄先行點選執行地點後再開始填入其它欄位資料

成本及科目	編列預算	說明

人事費(A)	556,600

試驗主持人費(A1)	556,600	本項所列為預估金額，支付金額將依實際收案人數及受試者返診次數依照 預算表支付。預計18位受試者接受(17次Visits+10次follow up visits+18次 TMZ hematology visit)及2位Screening failure(1次Visit)。 每位受試者NT$30,750x18人+每位受試者NT$1,550x2人= NT$556,600元整

業務費(B)	20,016,060

醫療費(B1)	16,783,360

執行本試驗所需之醫療相關費用。本項所列為預估金額，支付金額將依實際 收案人數及受試者返診次數依照預算表支付，預計18位受試者接受

(17次Visits+10次follow up visits+18次TMZ hematology visit)及2位

Screening failure(1次Visit)，總額為NT$16,783,360。

包含下列細目：

1.門診掛號費：(NT$16,200)x18人+ NT$360 x2人= NT$ 292,320

2.檢驗(檢查)費：(NT$379,595)x18人+ NT$16,555 x2人= NT$ 6,865,820

3.冰凍切片檢查：NT$5,620 x18人= NT$101,160

4.其他檢驗項目費：NT$ 9,100x18人= NT$163,800

5.常用藥物：NT$66,000 x18人= NT$1,188,000

6.手術費：NT$80,320 x18人= NT$1,445,760

7.耗材費：NT$261,700 x18人= NT$4,710,600

8.住院費：NT$21,400x18人+NT$5,350 x2人= NT$395,900

9.加護病房及照護費：NT$90,000 x18人= NT$1,620,000

試驗用藥管理費(B2)	80,000	包含用藥管理費及調劑費，說明给付方式，以上款項皆依藥學部核實計算支付。

GCRC服務費(B3)	1,844,700	臨床試驗與臨床試驗中心合作才需編列

接下頁

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APPENDIX III to CLINICAL TRIAL AGREEMENT	臨床試驗合約附件III
(PROTOCOL NO.: EFBPOLZ20141120)	(試驗計畫書編號： EFBPOLZ20141120)
PAYMENT SCHEDULE	付款時程

受試者交通費與營養費(B4+B5)	1,218,000

本項不列入管理費計算費基。

1. 每次回診將補助受試者交通費與營養費NT$1,500，本

項所列為預估金額

，支付金額將依實際收案人數及受試者返診次數依照

預算表支付。

2.  預計18位受試者接受(17次Visits+10次follow up

visits+18次TMZ Hematology visit)及2位Screening failure：

NT$67,500x受試者人數18人+NT$1,500 x受試者人數

2人(Screening failure)= NT$1,218,000元整

藥師假日加班費(B6)	90,000	每位受試者NT$5,000x18人= NT$90,000

應計管理費之費基金額小計	19,354,660	管理費費率： 15%	Ps.本項小計已扣除營養費及交通費

※管理費(C)	2,903,199	☑於臨床試驗中心執行，管理費為總經費之15％，計算如 下： (556600+20016060-1218000)*15%=2903199
		□未於臨床試驗中心執行，管理費為總經費之10％。
		※管理費計算費基：不含受試者營養費及交通費之所 有費用，請確認已扣 除。

合計(D)=A+B+C	23,475,859	=556600+20016060+2903199

註：各分期繳費金額計算公式

1.分1期繳費，繳費金額=D。

2.分多期繳費，繳費金額分別為：

第1期金額( P1 )= 需包含 B3之起始費 ＋ C之收費下限 + B2 第一年 之金額。

第2期及以後各期( P2 ~ Pn 期)：請自行依日期(原則每季一次)或試驗執行進度，排定期數、期金繳納。

3.本分期款，請依規劃日期或進度繳款，若進度超前致期款將提前用畢，臨床試驗中心將以電話通知試驗主持人或試驗委託者，如經費用畢後二個月內未及繳交下期款項，將暫停執行試驗及給付款項。

注意事項：

1. 請依三軍總醫院臨床試驗經費使用範圍及編列標準及服務費收費標準編列試驗經費明細表。

2. 如需委託本院代發受試者營養費、交通費，則請編入本表並編入各期期金繳納，未編列者，恕無法提供代發服務，本項不 列入管理費費基。

3. 管理費之收費為每案最低新臺幣貳萬元整（收費下限）。

4. 管理費之收費下限、藥物管理費設定費及GCRC服務費之起始費，請編列於第一期款，且不退還。

5. 試驗結束後，已繳經費若有扣除應繳金額後餘款，則無息退還試驗委託者。

接下頁

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Itemized Study Budge/逐項試驗預算

Itemized Study Budge/逐項試驗預算

廠商委託研究計畫經費編列表			Itemized Study Budge/逐項試驗預算
				Main Study Period																	Extended	TMZ hematology and AE visit	Per patient Cost (V1~V17 + 10*FU+18*TMZ visit)	10 times	18 times
	Visit			Screening	Contiguous								Intermitting								Follow-up
	Vist Number			1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	17+
	Day			-30 ~ -1	0	1	2	3	4	5	6	7	10	21	28	56	84	112	140	168	Every 56 days
	(Week)													3	4	8	12	16	20	24
	Visit Window (day)	自費價格 ($) 經費 (Unit Cost)	取整數經費	-7 to -1	0	0	0	0	0	0	0	0	1	1	1	7	7	7	7	7	14

A. Examination - Patient Costs
Clinical Procedures
	收案: Informed consent, Eligibility for
	Inclusion/exclusion criteria, Registation
1	and Assign subject number, Demographic	NT$1,000	NT$1,000	NT$1,000																			NT$1,000
	data, Medical and medication history,
	Rewiew of Virus tests
	診察、評估、開藥與報告: Physical
	examination,Vital signs (BD, Pulse, Body
	Temp.), Tumor response evaluation,
	Corticosteroid usage, Glasgow Coma
2	Scale, KPS evaluation, Dose limiting	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$24,750
	toxicity assessment (Phase I only),
	Assessments and documentation of
	adverse events, Review Concomitant
	drugs
3	手術與藥物植入: Tumor resection and Cerebraca wafer implantation	NT$5,000	NT$5,000		NT$5,000																		NT$5,000
	Subtotal A	NT$6,550	NT$6,550	NT$1,550	NT$5,550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$30,750	NT$15,350	NT$556,600
	Investigator Fee			NT$1,550	NT$5,550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$550	NT$30,750	NT$553,500	NT$556,600

B. Tests - Patient Costs
Examination and Clinical Laboratory Tests
1	Hematology	$170.0	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$170	NT$7,650
2	Biochemistry	$810.0	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810	NT$810		NT$21,870
3	Uninalysis	$75.0	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75	NT$75		NT$2,025
4	HIV test	$300.0	NT$300	NT$300																			NT$300
5	12-lead ECG	$150.0	NT$150	NT$150	NT$150	NT$900	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150	NT$150		NT$4,800
6	Urine pregnancy test	$100.0	NT$100	NT$100																			NT$100
7	MRI	$13,200.0	NT$13,200	NT$13,200			NT$13,200		NT$13,200	NT$13,200	NT$13,200	NT$13,200	NT$13,200	NT$13,200	NT$13,200	NT$13,200	NT$13,200	NT$13,200	NT$13,200	NT$13,200	NT$13,200		NT$316,800
8	EORTC QLQ-C30	$1,300.0	NT$1,300	NT$1,300			NT$1,300							NT$1,300	NT$1,300	NT$1,300	NT$1,300	NT$1,300	NT$1,300	NT$1,300	NT$1,300		NT$24,700
9	Mini-Mental State Examination	$447.0	NT$450	NT$450				NT$450						NT$450									NT$1,350
	(Phase I only)
	Subtotal B	$16,552.0	NT$16,555	NT$16,555	NT$1,205	NT$1,955	NT$15,705	NT$1,655	NT$14,405	NT$14,405	NT$14,405	NT$14,405	NT$14,405	NT$16,155	NT$15,705	NT$15,705	NT$15,705	NT$15,705	NT$15,705	NT$15,705	NT$15,705	NT$170	NT$379,595	NT$6,832,710	NT$6,865,820

C. Miscellaneous
1	OPD fee / Patient Stipend	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	$360.0	NT$16,200	NT$291,600	NT$292,320
2	Brain Surgery ( for Tumor resection and Cerebraca wafer implantation)	$80,320.0	NT$80,320		NT$80,320																		NT$80,320	NT$1,445,760	NT$1,445,760
3	Hospitalization	$5,328.0	NT$5,350	NT$5,350						NT$5,350	NT$5,350	NT$5,350											NT$21,400	NT$385,200	NT$395,900
4	CU、照護	$17,954.0	NT$18,000		NT$18,000	NT$18,000	NT$18,000	NT$18,000	NT$18,000														NT$90,000	NT$1,620,000	NT$1,620,000
6	冰凍切片檢查	$5,618.0	NT$5,620			NT$5,620																	NT$5,620	NT$101,160	NT$101,160
	常用藥物
7	(病房使用、ICU使用、抗生素、點滴、補	$65,993.2	NT$66,000			NT$66,000																	NT$66,000	NT$1,188,000	NT$1,188,000
	充品與飲食等)
8	耗材	$261,659.0	NT$261,700			NT$261,700																	NT$261,700	NT$4,710,600	NT$4,710,600
9	其他檢驗項目	$9,022.0	NT$9,100			NT$9,100																	NT$9,100	NT$163,800	NT$163,800
	Subtotal C	$450,254.2	$450,450.0	$7,210.0	$100,180.0	$362,280.0	$19,860.0	$19,860.0	$22,360.0	$9,710.0	$ 7,210.0	$7,210.0	$1,860.0	$1,860.0	$1,860.0	$1,860.0	$1,860.0	$1,860.0	$1,860.0	$1,860.0	$1,860.0	$1,860.0	NT$622,840	NT$10,919,520	NT$10,843,220

Total cost enrolled per Visit (exclude hospital overhead)				NT$25,315	NT$106,935	NT$364,785	NT$36,115	NT$22,065	NT$37,315	NT$24,665	NT$22,165	NT$22,165	NT$16,815	NT$18,565	NT$18,115	NT$18,115	NT$18,115	NT$18,115	NT$18,115	NT$18,115	NT$18,115	NT$2,580	NT$1,033,185
Total cost per Visit (include hospital overhead) ( 15%) (Patient transportation & compensation 不計15%管理費)				NT$28,887.25	NT$122,750	NT$419,278	NT$41,307	NT$25,150	NT$42,687	NT$28,140	NT$25,265	NT$25,265	NT$19,112	NT$21,125	NT$20,607	NT$20,607	NT$20,607	NT$20,607	NT$20,607	NT$20,607	NT$20,607	NT$2,742	NT$1,178,038
Total cost screen failure(exclude hospital overhead)				NT$25,315	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$25,315
Total cost screen failure (include hospital overhead) ( 15%) (Patient transportation & compensation 不計15%管理費)				NT$27,696.50	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$0	NT$27,697

D. Site Costs			Subtotal	(含15%)
1	Pharmacy IP management fee / year (2 年)	NT$40,000	NT$80,000	NT$92,000
2	GCRC服務費 (2年)	NT$1,844,700	NT$1,844,700	NT$2,121,405
	人事費A	NT$556,600
	業務費B	NT$20,016,060
	應計管理費之費基金額小計	NT$19,354,660
	管理費C	NT$2,903,199
	合計=A+B+C	NT$23,475,859

Everfront Biotech Co., Ltd. Cerebraca wafer (Protocol No.: EFBPOLZ20141120) Investigator: Hsin-I Ma 05 September 2017 Page 22 of 23

APPENDIX IV to CLINICAL TRIAL AGREEMENT (PROTOCOL NO.:
EFBPOLZ20141120)

FINANCIAL DISCLOSURE BY CLINICAL INVESTIGATORS

Financial Disclosure by Clinical Investigators Forms that have been fully completed and signed by each of the following listed and identified Investigators and/or subinvestigators who is directly involved in the treatment or evaluation of research subjects:

Principal Investigator: Dr. Hsin-I Ma

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